U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2006

                           MERA PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       333-107716           04-368-3628
(State or other jurisdiction of      (Commission File       (IRS Employer
 incorporation or organization            Number)        Identification Number)

                   73-4460 QUEEN KA'AHUMANU HIGHWAY, SUITE 110
                            KAILUA-KONA, HAWAII 96740
                    (Address of principal executive offices)

                                 (808) 326-9301
              (Registrant's telephone number, including area code)

                                 --------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On June 2, 2006, Fuji Health Science, Inc. filed suit in the United States District Court for the District of New Jersey Camden Vicinage against Mera Pharmaceuticals, Inc. alleging patent infringement against Mera Pharmaceuticals, Inc.. At dispute is United States patent No. 6,245,818 entitled "Medicament for Improvement of Duration of Muscle Function or treatment of Muscle Disorders or Diseases."

Mera Pharmaceuticals, Inc. believes that it has meritorious defenses to Fuji Health Science, Inc. `s claims and intends to vigorously defend itself against Fuji Health Science, Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2006

                  MERA PHARMACEUTICALS, INC.


                  BY: /S/ GREGORY F. KOWAL
                      ------------------------------
                      NAME: GREGORY F. KOWAL
                      TITLE: CHIEF EXECUTIVE OFFICER